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                                                                   Exhibit 10.42

PROMISSORY NOTE

 $32,836.53                                                  BALTIMORE, MARYLAND
                                                         as of December 31, 1999

WITHIN THREE YEARS, the undersigned promises to pay to the order of The Chapman Co., Thirty-two thousand eight hundred thirty-six dollars and fifty-three cents ($32,836.53), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 4.33% per annum.

                                                      /s/ NATHAN A. CHAPMAN, JR.
                                                      --------------------------
                                                      Nathan A.Chapman, Jr.